UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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AMERICAN LIBERTY PETROLEUM CORP.

(Name of Registrant as Specified in its Charter)

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American Liberty Petroleum Corp.

11251 Richmond Avenue Suite F101 Houston, Texas 77082 ◆ Tel: (281) 600 - 6000

NOTICE OF ACTION BY BOARD OF DIRECTORS AND MAJORITY STOCKHOLDERS

January 29, 2015

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on 29th day of December, 2014 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•	adoption of the 2015 Omnibus Equity Incentive Plan;
•	adoption of an amendment to our articles of incorporation to effect a reverse stock split by a ratio of 1-for-17;
•	adoption of amendment to our articles of incorporation to authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors;
•	adoption of amendment to our articles of incorporation to change of our corporate name to Avant Diagnostics, Inc.;
•	establish committees of the board of directors that will comply, when required, with the NYSE listing standards and other rules of the SEC and NYSE;

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There were approximately 108,950,001 shares of our common stock, issued and outstanding as of December 29, 2014. Each share of our common stock is entitled to one vote in connection with the matters described above.

The actions have been approved by our board of directors and by the holders of 68,000,000 common shares, representing 62.4 percent of the total. As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement on or about January 29, 2015 to stockholders of record of the company at the close of business on January 21, 2015 (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

Houston, Texas	By Order of the board of directors,

January 29, 2015	/s/ Robert C. Rhodes
Robert C. Rhodes

TABLE OF CONTENTS

EFFECTIVE TIME	1

QUESTIONS AND ANSWERS	1

REASONS FOR OUR NAME CHANGE	3

REASONS FOR REVERSE SPLIT	4

DIRECTORS AND EXECUTIVE OFFICERS	5

REASONS FOR AUTHORIZATION OF PREFERRED SHARES	8

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

DIRECTOR AND EXECUTIVE COMPENSATION	10

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	10

DISSENTERS’ RIGHTS OF APPRAISAL	11

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	11

ADDITIONAL INFORMATION	11

CONCLUSION	11

EXHIBITS	12

A-1.	Certificate of amendment to articles of incorporation to authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors and change of our corporate name to Avant Diagnostics, Inc.
A-2.	Certificate of change to effect a reverse stock split by a ratio of 1-for-17, with fractional shares being rounded up to the next whole share.
B.	Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014 incorporated by reference to exhibit 99.4 to Form 8-K filed December 30, 2014.
C.	2015 Omnibus Equity Incentive Plan.

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None of the actions of the board of directors or the stockholders of the Company entitle any holders of our common stock to exercise a right of appraisal or redemption under the laws of the State of Nevada. Holders of our common stock are entitled to notice of the action taken by consent of the stockholders, which notice is provided by this Information Statement.

EFFECTIVE TIME

The name change and other changes will be effective in the State of Nevada on the last to occur of the following (the “Effective Time”):

•	the date and time specified in the amendments to our articles of incorporation meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or
•	8:00 o’clock A.M. E.S.T. on the day after the twentieth day following the mailing of this Information Statement meeting the requirements of Rule 14c-101 of the Securities Act of 1934

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about January 29, 2015. The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:	WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by a majority of our stockholders that will become effective 20 days after mailing this Information Statement.

Q:	WHY IS THE COMPANY CHANGING ITS NAME TO AVANT DIAGNOSTICS, INC.?

A: We are changing our corporate name because we have added a significant business to our oil and gas business. We have entered the medical diagnostic industry by the acquisition of Avant Diagnostics, Inc. that provides diagnostic services to the medical industry. Therefore, the new name reflects our principal business. See “Reasons for our Name Change .”

Q:	WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT?

A: The board of directors has already approved the name change plan and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the board of directors have authorized the action and called for a vote of stockholders. Because we already have received confirmation that a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q:	WHAT ARE THE PRINCIPAL FEATURES OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION?

A: Our Amendments to our articles of incorporation will accomplish the following:

•	change of our corporate name to Avant Diagnostics, Inc.;
•	effect a reverse stock split by a ratio of 1-for-17; and
•	authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors.

Q:	HOW WILL THE NAME CHANGE AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: In connection with the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014 we added one director as president and chief executive officer. We will establish a new principal office. However, our oil and gas operations will continue at the same locations, with the same employees and with the same assets.

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Q:	HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: As a result of the recent Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, your percentage of ownership in the company has been reduced and the reverse split reduced the number of shares you own in the ratio of one new share for each 17 shares you owned prior to the reverse split. If our board of directors issues preferred stock for less than fair value, the value of your interest in the company will be diluted. The company has no present intention to issue any shares of preferred stock.

Q:	WHAT ARE THE PRINCIPAL FEATURES OF THE REVERSE SPLIT?

A: Our primary reason for the reverse split is to reduce the number of outstanding common shares in order to provide a sufficient number of common shares to fulfill the terms of the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, without increasing the total number of authorized shares. Additionally, the reverse stock split is intended to increase the per share price of our common stock to meet the listing requirements of the NYSE listing standards.

Q:	WILL THE AUTHORIZATION OF PREFERRED SHARES DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A: Your voting percentage and equity interest in the Company is not currently changed by the authorization of the company to issue shares of preferred stock. However, the issuance of preferred shares in the future may cause a dilution of your ownership and voting interest. If our board of directors issues shares of preferred stock that are senior to the outstanding shares of common stock and the preferred shares have priority over the common shares in liquidation, there will be an adverse change in the seniority in your common stock.

Q:	WHO WILL PAY THE COSTS OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT?

A: We will pay all of the costs of the actions, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the company for certificates with the name of Avant Diagnostics, Inc. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the name change.

Q:	WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the name change is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE NAME CHANGE.

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REASONS FOR OUR NAME CHANGE

Acquisition of Avant Diagnostics, Inc.

Effective the 16th day of January, 2015 we completed the terms of the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, and acquired Avant Diagnostics, Inc., a Nevada corporation, as a wholly owned subsidiary. As a result, we are now in an additional business than before the 16th day of January, 2015.

We acquired all issued and outstanding shares of common stock of Avant Diagnostics, Inc. in exchange for certificates of script that automatically convert to our common stock in the ration of one share of our common stock for each Avant share held on the effective date of the actions described in this information statement. Each certificate has the number of votes equal to the number of our common shares into which the certificate is convertible. We issued script instead of common stock certificates because the number of common shares authorized by our present articles of incorporation are not sufficient to issue upon conversion of the certificates. Therefore, we have authorized a reverse split of shares of common stock that will reduce the number of outstanding shares and provide sufficient authorized and unissued shares to accommodate the conversion. When the reverse split is effective, additional shares will be issuable and the certificates will automatically convert to common stock without any action on the part of the shareholders or the company.

The Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp, Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, is incorporated by reference to exhibit 99.4 to Form 8-K filed December 30, 2014. The form of certificate that converts to common stock is incorporated by reference to exhibit 99.4 to Form 8-K filed December 30, 2014. The agreement and plan of reorganization as well as the form of script certificate is available on the SEC EDGAR website at www.sec.gov.

Business of Avant Diagnostics, Inc.

Avant Diagnostics, Inc., ("Avant" or the "Company") is a Nevada corporation established in 2009, as a diagnostic company that focuses on the commercialization of a series of proprietary microarray-based diagnostic tests that provide early detection of cancers, neurodegenerative diseases, and other chronic and severe disease states. In January 2013, the Company effected a name change, from Arrayit Diagnostics, Inc. (“AD”) which was formed as a majority owned subsidiary of Arrayit Corporation (“Arrayit”) through a technology transfer in July 2009, to Avant Diagnostics, Inc. The Company’s premier product is OvaDx ®, a noninvasive proteomics diagnostic screening test for the early detection of ovarian cancer. This test is expected to be approved by the U.S. Food and Drug Administration (FDA) as the first pre-symptomatic screening test for ovarian cancer in the United States, detecting all types and all stages of ovarian cancer with high sensitivity and specificity.

As required by Item 2.01 of Form 8-K, we have filed the following financial statements and exhibits prepared pursuant to Regulation S-X of the Securities Exchange Act as required by Item 9.01 of Form 8-K on January 14, 2015:

•	financial statements of the acquired businesses;

•	pro forma financial information; and

•	copies of the plans of acquisition, which were incorporated by reference to Form 8-K filed December 30, 2012

The above described financial statements will be filed by amendment to the previously file Form 8-K no later than 4 business days after the date that the initial report on Form 8-K is required to be filed for the periods specified in Rule 3.05(b)(2) or Rule 8-04(b) thereunder as required by Item 9.01(a)(4) of Form 8-K.

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REASONS FOR REVERSE SPLIT

The reverse stock split combines the outstanding shares of our common stock into a lesser number of outstanding shares in the ratio of one for 17.

In accordance with the terms of the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, we issued certificates that automatically convert to 74,354,139 shares of common stock on the Effective Date of the actions described in this information statement. Each certificate has the number of votes equal to the number of common shares into which the certificate is convertible. However the number of common shares authorized by our present articles of incorporation are not sufficient to issue shares of our common stock upon conversion of the certificates. Therefore, we have authorized a reverse split of shares of common stock that will reduce the number of outstanding shares and provide sufficient authorized and unissued shares to accommodate the conversion. When the reverse split is effective, additional shares are authorized and the certificates will automatically convert to common stock without any action on the part of the shareholders or the company.

Another reason for approving the reverse stock split is to increase the per share price of our common stock to meet the listing requirements of the NYSE listing standards. Our board of directors believes that listing our common stock on the NYSE is in the best interests of the company and its stockholders. If the common stock is listed on the NYSE, our board of directors believes that the liquidity in the trading market for the common stock could be significantly increased, which could increase the trading price. However, despite approval of the reverse stock split by our board of directors and our stockholders, there is no assurance that our minimum bid price would be or remain following the reverse stock split over the minimum bid price requirement, and the common stock may not be listed on the NYSE.

Our board of directors further believe that an increased stock price may encourage investor interest and improve the marketability of the common stock to a broader range of investors. We believe that the reverse stock split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the reverse stock split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock. Accordingly, we believe that authorizing the reverse stock split is in the company’s and our stockholders’ best interests.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as the results of clinical development of our product candidates, our financial results, general market conditions and the market perception of our Company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

The reverse stock split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the reverse stock split. This would have the effect of increasing the number of shares of common stock available for issuance, which the board of directors feels is important to provide us with flexibility and as many alternatives as possible to obtain financing. The board of directors is also mindful about the potential dilutive effect on existing stockholders. For the reasons discussed below, the board of directors has approved and recommended a range of reverse stock split ratios which would result in more shares becoming available than we believe are necessary for reasonably foreseeable future needs. Accordingly, the board of directors and stockholders have approved an amendment to our articles of incorporation implementing of the reverse stock split, to reduce the authorized number of shares of our common stock.

In connection with approving the reverse split, our board of directors and majority shareholders considered, among other things, the historical trading price and trading volume of our common stock; the number of shares of our common stock outstanding; the then-prevailing trading price and trading volume of our common stock; the anticipated impact of the reverse stock split on the trading market for our common stock and prevailing general market and economic conditions.

The form of amendment to our articles of incorporation to effect the reverse stock split is attached as an exhibit to this information statement. The amendment to our articles of incorporation to effect the reverse stock split includes the reverse stock split ratio fixed by our board of directors and our stockholders.

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DIRECTORS AND EXECUTIVE OFFICERS

In connection with the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, and our name change to Avant Diagnostics, Inc., we elected one additional director to serve with our two directors. We also replace our chief executive officer, Robert C. Rhodes, with the newly elected director, Gregg Linn. The following table sets forth information regarding our executive officers and directors effective upon the consummation of our acquisition of Avant Diagnostics, Inc.

NAME	AGE	POSITION
Gregg Linn	52	Chief Executive Officer, President, and Director
Robert C. Rhodes	46	Director
Steven M. Plumb	55	Director and Chief Financial Officer

Gregg Linn has served as our Chief Executive Officer, President and as a Director since December 2014. Mr. Linn, age 52, is a certified public accountant licensed in the State of Arizona. Mr. Linn has been a senior level executive with primarily small cap publicly traded companies for over 30-years. From December 2012 to the present, Mr. Linn has been Chief Operating Officer and Chief Financial Officer for Avant Diagnostics, Inc., a molecular diagnostics company. Additionally, from March 2012 to the present, Mr. Linn has served as Managing Member and Chief Executive Officer of Precision Metal Products, LLC, a high precision sheet metal manufacture; From January 2009 to the present, Mr. Linn has served as the Managing Member and President of Issuers Capital Advisors, LLC, which provides financial advisory services to small cap publicly traded companies. Mr. Linn earned his Master Degree in Finance from Pace University in New York City in May 1992 and his Bachelor’s Degree in Accounting from the Michigan State University in East Lansing, MI in June 1984.

Robert C. Rhodes has served as a Director since December 2013. Previously, Mr. Rhodes also served as our Chief Executive Officer and President from December 2013 to December 2014. From December 2005 to the present, Mr. Rhodes has also served as Managing Member of Rhodes Holdings LLC, providing management consulting services and financing to micro- to small- capitalization companies (below $75 million) embarking on high growth strategies. From August 2012 to the present, Mr. Rhodes has also served as Managing Member of the American Equity Fund LLC.

Robert Rhodes’ operational experience includes founding and serving as Chairman / CEO of Systems Evolution Inc., a software engineering and business analysis consultancy, from November 1993 through December 2006. During his tenure, Mr. Rhodes acquired five companies (AXP Technologies Inc., eLead Solutions Inc., CMS Technology Services LLC, Next Hire Consultants Inc., and Duration Software Inc.), achieved $10M+ revenue, was honored as the #1 fastest growing technology company in Houston Texas by The 2005 Fast Tech 50, and took it public in September 2003.

Mr. Rhodes also was founder of KnJ Management LLC which provided IT staffing (January 2004 - January 2006), founder of ART Services, Inc. which provided property management services (December 2003 - February 2007), was partner at Software Integration Consulting Group (July - November 1993), and held positions at BSG Alliance/IT Group (May 1991 - June 1993).

Steven M. Plumb has served as our Chief Financial Officer and Director since December 2013. Mr. Plumb is a certified public accountant licensed in the State of Texas. Mr. Plumb is the President of Clear Financial Solutions, Inc., an accounting and consulting firm based in Houston, Texas which provides CFO and SEC reporting services to public and private companies where he has served as owner and President since 2003. Mr. Plumb has over 30 years of experience in accounting, operations, finance and marketing. Mr. Plumb has served as the CFO of Virtus Oil and Gas Corp from August 2013 to the present and of High Performance Beverage Co. (TBEV) from May 2014 to the present, as CFO of Bering Exploration, Inc. (BERX) from September 2009 to December 2013 and as its President and COO from April 2013 to December 2013, as the CFO of the following companies: Complexa, Inc., a private, venture capital backed early stage drug development company from August 2011 to October 2014, Galaxy Media and Marketing, Inc. from September 2010 to June of 2011, Cytogenix, Inc. from September 2010 to November 2010 and Oncolin Therapeutics, Inc. from May 2008 to November 2008. In addition, Mr. Plumb was a founder of two biotechnology companies, HoustonPharma, Inc. in 2006 and its CFO from January 2006 to August 2008, and of BellairePharma, Inc., in 2008, serving as its CFO from January 2008 to August 2009. He also held various roles with the “Big 4” accounting firms and was the Chief Financial Officer for DePelchin Children’s Center, a Houston-based nonprofit organization that offers mental health, foster care and adoption services in Texas and the controller of Memorial City Medical Center Rehabilitation Hospital, a PM&R facility, and Spring Shadows Pines, a nursing home. Mr. Plumb earned his Bachelor’s Degree in Business Administration in Accounting from the University of Texas at Austin.

Committees of the board of directors

Our board of directors has authorized an audit committee charter, compensation committee charter, nominating and governance committee charter, executive committee charter and nominating committee charter. Our board may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee will comply, when required, with NYSE listing standards and other rules of the SEC and NYSE.

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Audit Committee

We have not appointed members of our audit committee. However the chairman will be independent within the meaning of applicable SEC rules and NYSE listing standards as an “audit committee financial expert” as defined in the rules and regulations of the SEC, and that is financially literate under the current listing standards of the NYSE. The audit committee has oversight responsibilities regarding matters including:

•	the integrity of our financial statements and our financial reporting and disclosure practices;
•	the soundness of our system of internal controls regarding finance and accounting compliance;
•	the independent registered public accounting firm’s qualifications and independence;
•	the engagement of the independent registered public accounting firm;
•	the performance of our internal audit function and independent registered public accounting firm;
•	our compliance with legal and regulatory requirements in connection with the foregoing;
•	review of related-party transactions in accordance with our written policy as to such transactions; and
•	compliance with our Code of Conduct and Ethics.

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our audit committee. These rules permit us to have an audit committee that has at least one member who is independent by the NYSE listing date, at least two members (a majority of whom are independent) within 90 days after the effectiveness of the registration statement of which this prospectus forms a part, and at least three members (all of whom are independent) within one year thereafter.

Our written charter for our audit committee will be available on our website, http://americanlibertypetroleum.com . The information on our website is not and will not be deemed to be part of this information statement and our web address is included herein as an inactive textual reference only.

Compensation Committee

We have not appointed members of our compensation committee. However, the chairman of the committee will be independent within the meaning of the listing standards of the NYSE. The compensation committee is authorized to assist the board in discharging the board’s responsibilities relating to matters including:

•	review and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to us to achieve superior operating results;
•	review and approval, annually of goals and objectives relevant to compensation of our Chief Executive Officer, including evaluating the performance of the Chief Executive Officer in light of those goals and objectives and setting of our Chief Executive Officer’s compensation based on such evaluation (and our compensation committee will have sole authority to determine such compensation);
•	establishment of the compensation of our other executives and the Chairman of our board, and recommendation of the compensation of our non-employee directors for approval by majority vote of independent directors, and
•	issuance of an annual report on executive compensation for inclusion in our annual proxy statement, once required.

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our compensation committee. These rules permit us to have a compensation committee that has at least one member who is independent by the earlier of the date this offering closes or five business days from the NYSE listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

Our board has adopted a written charter for our compensation committee, which will be available upon completion of this offering on our website, http://americanlibertypetroleum.com .. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only. To assist the compensation committee in discharging its responsibilities, the compensation committee may engage a compensation consulting firm or other advisors.

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Nominating and Governance Committee

We have not appointed members of our nominating and governance committee. However, the chairman of the committee will be independent within the meaning of the listing standards of NYSE. The nominating and governance committee is authorized to:

•	recommend to the board nominees for election as directors and committee members;
•	develop and recommend to the board a set of corporate governance guidelines;
•	review candidates for nomination for election as directors submitted by directors, officers, employees and stockholders and establish procedures to be followed by stockholders in submitting nominees;
•	recommend to the board non-renomination or removal from the board or a board committee as appropriate;
•	review with the board the requisite skills and characteristics for continuation as board members, the selection of new board members and board composition; and
•	select, retain and evaluate any search firm with respect to the identification of candidates for nomination for election as directors (and our nominating and governance committee shall have the sole authority to approve any such firm’s fees and other retention terms).

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our nominating and governance committee. These rules permit us to have a nominating and governance committee that has at least one member who is independent by five business days from the NYSE listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

The committee will assist the board in the selection of nominees for election as directors at each annual meeting of our stockholders and will establish policies and procedures regarding the consideration of director nominations from stockholders. Our board has adopted a written charter for our nominating and governance committee, which will be available upon completion of this offering on our website, http://americanlibertypetroleum.com .. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only.

2015 Omnibus Equity Incentive Plan

The purpose of our 2015 Omnibus Equity Incentive Plan (“2015 Plan”) is to maintain the ability of the company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the company and its subsidiaries. In addition, the 2015 Plan is intended to encourage ownership of our common stock by the directors, employees and consultants of the company and its affiliates and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the company’s business. The 2015 Plan provides eligible employees and consultants the opportunity to participate in the enhancement of stockholder value by the grants of options (including incentive stock options for employees only), restricted or unrestricted common stock and other awards under the 2015 Plan, including having their bonuses and/or consulting fees payable in restricted or unrestricted common stock and other awards, or any combination thereof. The number of shares that currently may be issued under the 2015 Plan is 10,000,000 shares of common stock, subject to adjustment in accordance with the adjustment provisions of the 2015 Plan. In no event shall the number of shares subject to awards granted to any one participant during any one calendar year exceed the number of shares that may be delivered under the Plan.

Immediately upon the grant of any award, the number of shares that may be issued or optioned under the plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding shares. Such increase in the number of shares subject to the plan shall occur without the necessity of any further corporate action of any kind or character.

Limitations on Directors’ and Officers’ Liability

Our directors and officers are indemnified as provided by the Nevada Revised Statutes, as amended, our articles of incorporation and written indemnification agreements between the company and each officer and director.

Employment Agreements

Currently, we have an employment agreement with Gregg Linn, Chief Executive Officer, President, and Director, Steven M. Plumb, our Chief Financial Officer. In addition, we have a consulting agreement with Robert C. Rhodes.

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REASONS FOR AUTHORIZATION OF PREFERRED SHARES

Defense against hostile takeovers

The shares of preferred stock authorized by the amendment to our articles of incorporation can be used to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made that adversely affects those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

The amendment to our articles of incorporation will authorize the issuance of up to 50,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (our articles of incorporation authorize the issuance of up to 450,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquirer. If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Change in seniority of securities

If our board of directors issues shares of preferred stock that are senior to the outstanding shares of common stock and the preferred shares have priority over the common shares in liquidation, there will be an adverse change in the seniority in your common stock.

We have no present intentions of issuing preferred stock.

8

VOTING SECURITIES AND OWNERSHIP THEREOF

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In connection with the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, and the addition to our business, post-split common stock will be issued. Therefore, the following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended October 31, 2014, (iv) up to two executive officers other than the chief executive officer who were serving as executive officers on October 31, 2014 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on October 31, 2014 and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of October 31, 2014, updated to January 14, 2015, and is based on the books and records of the company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name and address of beneficial owner(1)(2)	Title of class	Amount and nature of beneficial ownership (2)		Percent of class(5)

Robert C. Rhodes, Director & Chairman	Common voting shares	3,000,000		3.71%

Gregg Linn, Director and CEO (7) 8561 East Anderson Dr., Suite 104 Scottsdale, AZ 85255	Common voting shares Options (3)(4)	6,900,000	6,000,000	15.97%

Steven Plumb, Director & CFO	Common voting shares	2,000,000		2.48%

Arrayit Corporation 927 Thompson Place Sunnyvale, CA 94085 (6)	Common voting shares	39,350,000		45.72%

Steven Scott (8) 8561 East Anderson Dr., Suite 104 Scottsdale, AZ 85255	Common voting shares Options (3)(4)	6,800,000	6,000,000	15.85%

All officers & directors as a group (3 Persons)	Common voting shares and options	20,900,000		38.01%

_________________________

(1)	The address of each person, unless otherwise noted is 11251 Richmond Avenue Suite F101 Houston, Texas 77082
(2)	Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the Commission under the Securities Exchange Act of 1934.
(3)	Constitute outstanding shares solely for calculation of the percentage ownership of the beneficial owner pursuant to Rule 13d-3(a)
(4)	Registered owner of 6,000,000 options exercisable within 60 days at $.05 per share.
(5)	Based upon 80,762,963 post-split shares outstanding.
(6)	The person with dispositive authority is Rene Schena, CEO of Arrayit Diagnostics.
(7)	Includes 3,900,000 shares owned directly by Mr. Linn and 3,000,000 shares owned by Issuers Capital Advisors, LLC, of which Mr. Linn owns 50%.
(8)	Includes 3,800,000 shares owned directly by Mr. Scott and 3,000,000 shares owned by Issuers Capital Advisors, LLC, of which Mr. Scott owns 50%.

9

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former chief executive officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years October 31, 2014 and 2013, and whose salary and bonus exceeded $100,000 for the fiscal years ended October 31, 2014 and 2013, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (2)	Option Awards	All Other Compensation	Total ($)

Robert C. Rhodes	2014	$0	$0	$380	$0	$0	$380
CEO & Director	2013	$0	$0	$0	$0	$0	$380
Steven Plumb	2014	$0	$0	$380	$0	$0	$0
CFO & Director(1)	2013	$0	$0	$0	$0	$0	$0
Alvaro Volmers	2014	$0	$0	$0	$0	$0	$0
former CEO and Director(3)	2013	$0	$0	$0	$0	$102,000	$102,000

(1)	Prior to his appointment as CFO, Mr. Plumb provided SEC reporting services to the Company through his company, Clear Financial Solutions, Inc. (CFS). CFS was paid $41,340 during the fiscal year ended October 31, 2013 for SEC reporting services. During the fiscal year ended October 31, 2014, CFS earned fees of $10,030 for SEC reporting services, all of which was outstanding as of October 31, 2014. In connection with Mr. Plumb’s compensation agreement, described below, CFS agreed to forgive these fees and an additional $8,750 in fees earned but not paid during the fiscal year ended October 31, 2013.
(2)	On December 19, 2014, the Company entered into compensation agreements with Mr. Rhodes and Mr. Plumb that provided each with the right to purchase 34,000,000 shares of the Company’s common stock at a purchase price of $0.00001 per share, for gross proceeds of $380. The fair market value of the shares was $649,400 on the date on which the compensation agreements were entered into.
(3)	Mr. Volmers served as the CEO, CFO and sole director prior to his resignation in December 2013.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, only Robert C. Rhodes and Steven Plumb who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: October 31, 2014.

Outstanding Equity Awards at Fiscal Year-End.

Name of beneficial owner(1)(2)	Number of securities underlying unexercised exercisable options	Option, exercise price Dollars	Option expiration date	Number of shares of stock that have not vested

Gregg Linn, Director and CEO	6,000,000	.05	Dec. 30, 2019	-0-
Steven Scott 8561 East Anderson Dr., Suite 104 Scottsdale, AZ 85255	6,000,000	.05	Sept 30, 2019	-0-

10

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes our stockholders are not entitled to dissenters’ appraisal rights with respect to any of the matters described in this Information Statement, and we do not intend to independently provide stockholders with any such right.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks,

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at http://americanlibertypetroleum.com/. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

AMERICAN LIBERTY PETROLEUM CORP.

DATED: January 29, 2015

11

Exhibit A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Liberty Petroleum Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

CONTINUED ON ATTACHED EXHIBIT A

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 62.4%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Certificate of Amendment. Name of corporation American Liberty Petroleum Corp. The Articles have been amended as follows: the name of the corporation is Avant Diagnostics, Inc. The corporation shall have the authority to issue 500,000,000 shares of preferred stock.

A-1-1

EXHIBIT A

to

Certificate of Amendment of Articles of Incorporation

of

American Liberty Petroleum Corp.

ARTICLE I. NAME. The name of the Corporation is Avant Diagnostics, Inc. (hereinafter, the “Corporation”).

ARTICLE V. CAPITAL STOCK. This Corporation shall have authority to issue 50,000,000 shares of preferred stock, par value $0.001. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

A-1-2

Exhibit A-2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Avant Diagnostics, Inc. (f/k/a American Liberty Petroleum Corp.)

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

450,000,000 shares of common stock, par value $0.00001
50,000,000 shares of preferred stock, par value $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

450,000,000 shares of common stock, par value $0.00001
50,000,000 shares of preferred stock, par value $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

1 share of common stock, par value $0.00001 for each 17 outstanding shares of common stock, par value $0.00001

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares will be rounded up to the next whole share

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature], II

Signature of Officer

Chief Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Certificate of Change

Exhibit C

AMERICAN LIBERTY PETROLEUM CORP.

2015 Omnibus EQUITY INCENTIVE PLAN

1. Purpose of this Plan

This Plan has been adopted to promote the interests of the Corporation and its stockholders by strengthening the ability of the Company to attract, motivate and retain directors, employees and others in a position to affect the financial and operational performance of the Company. This plan document replaces any and all existing American Liberty Petroleum Corp. stock option plans.

2. Definitions

Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

(a) “Affiliate,” and correlative terms, means, with respect to any Person, (i) any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person or (ii) any director, officer, partner or employee of such Person or any Person specified in clause (i) above.

(b) “Award” means an Option Award, a Stock Appreciation Right Award, a Restricted Stock Award, a Restricted Stock Unit Award, a Phantom Stock Award, a Performance Share Award, a Performance Unit Award, a Substitute Award, a Dividend Equivalent or other award granted under this Plan.

(c) “Award Agreement” means a written agreement or instrument evidencing an Award.

(d) “Board” means the Board of Directors of the Corporation.

(e) “Cause” means (unless otherwise defined in a Participant’s employment agreement with a Company or an Award Agreement) any of the following:

(i) the Participant’s failure or refusal, after written notice thereof and failure to cure within five (5) days thereafter, to perform specific directives from the Board or the Participant’s supervisor, as applicable, which are consistent with the scope and nature of Executive’s duties and responsibilities;

(ii) dishonesty or disloyalty of the Participant which directly or indirectly has an adverse affect on the Company;

(iii) habitual drunkenness or use of drugs which interferes with the performance of the Participant’s duties and obligations to the Company;

(iv) the Participant’s commission of any crime involving moral turpitude, fraud, defalcation or misrepresentation; or

(v) any negligent, intentional or willful conduct of the Participant which is demonstrably injurious to the Company, monetarily or otherwise.

(f) “CEO” means the Chief Executive Officer of the Corporation.

(g) A “Change in Control” shall be deemed to occur if any of the following events or circumstances that also constitutes a “change in the ownership or effective control” of the Corporation or a “change in the ownership of a substantial portion of the assets” of the Corporation, in each case, within the meaning of Section 409A of the Code and the regulations thereunder, shall occur:

(i) any “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act becomes the beneficial owner of 50% or more of the then outstanding Common Stock or 50% or more of the then outstanding voting securities of the Corporation;

(ii) any “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act acquires, by proxy or otherwise, the right to vote on any matter or question with respect to 50% or more of the then outstanding Common Stock or 50% or more of the combined voting power of the then outstanding voting securities of the Corporation;

(iii) Present Directors and New Directors cease for any reason to constitute a majority of the Board (and, for purposes of this clause (iii), “Present Directors” shall mean individuals who, at the beginning of any consecutive twenty four month period, were members of the Board and “New Directors” shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation’s stockholders was approved by at least two-thirds of the Present Directors and New Directors then in office);

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(iv) the consummation of:

(A) any reorganization, restructuring, recapitalization, reincorporation, merger, consolidation or similar form of corporate transaction involving the Corporation (a “Business Combination”) unless, following such Business Combination, (1) all or substantially all of the Persons who were the beneficial owners of Common Stock and voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities, and more than 50% the combined voting power of the voting securities of the entity resulting from such Business Combination (which phrase, for purposes of this clause (v), includes the Corporation, if it is such resulting entity, and an entity that, as a result of such Business Combination, owns the Corporation or all or substantially all of the consolidated assets of the Corporation either directly or through one or more subsidiaries) outstanding after such Business Combination in substantially the same proportions as their ownership of Common Stock and combined voting power of voting securities of the Corporation, respectively, outstanding immediately prior to such Business Combination, (2) no “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act (excluding (x) any entity resulting from such Business Combination and (y) any employee benefit plan (or related trust) of any entity resulting from such Business Combination) beneficially owns 50% or more of the common equity securities, or 50% or more of the combined voting power of the voting securities, of the entity resulting from such Business Combination outstanding after such Business Combination (except to the extent that such beneficial ownership existed prior to such Business Combination with respect to Common Stock and voting securities of the Corporation outstanding immediately prior to such Business Combination) and (3) at least a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination were members of the Board at the earliest of the time of the execution of the initial agreement providing for such Business Combination, the time of the action of the Board approving such Business Combination or, if such approval is required or sought, at the time of action of the stockholders approving such Business Combination; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or a majority of the consolidated assets of the Corporation, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale).

Notwithstanding anything contained herein to the contrary, a “Change in Control” shall not be deemed to have occurred:

(w) by reason of implementation of this Plan or any amendment hereto;

(x) pursuant to the preceding clause (i) or (ii) solely because 50% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is or becomes directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company.

For purposes of this definition, references to “beneficial owner” and correlative phrases shall have the same meanings as set forth in Rule 13d-3 under the Exchange Act (except that ownership by underwriters (including when acting as initial purchasers in a private offering) solely for purposes of a distribution or offering shall not be deemed to be “beneficial ownership”), references to “affiliate” and “associates” shall have the same meanings as set forth under the Exchange Act and references to the Exchange Act shall mean the Exchange Act as in effect on January 31, 2011.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and the rules, regulations and official guidance thereunder.

(i) “Committee” means the Board or a committee designated by the Board.

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(j) “Common Stock” means the common stock, par value $0.001 per share, of the Corporation or such other securities of the Corporation as may be substituted therefor pursuant to the provisions hereof.

(k) “Company” means the Corporation, the Subsidiaries and its and their controlled Affiliates, individually or collectively as may be appropriate in the applicable circumstances.

(l) “Consultant” means a consultant, advisor, representative, agent or other independent contractor who performs services (other than as an Employee) for the Company.

(m) “Control,” and correlative words, with respect to any Person, mean the ability of another Person to control or direct the management, actions or policies of such Person, whether by ownership of voting securities, by contract or otherwise.

(n) “Corporate Event” has the meaning set forth in Section 3.3.

(o) “Corporation” means American Liberty Petroleum Corp. and such successor as may be substituted therefor pursuant to the provisions hereof.

(p) “Detrimental Conduct” means activities which have been, are or would reasonably be expected to be detrimental to the interests of the Company, as determined in the sole and good faith judgment of the Board. Such activities include unlawful conduct under securities, antitrust, tax or other laws, improper disclosure or use of confidential or proprietary information or trade secrets, competition with or improper taking of a corporate opportunity of any business of the Company, failure to cooperate in any investigation or legal proceeding, or misappropriation of property.

(q) “Disability,” unless otherwise provided in the applicable Award Agreement, means a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the service provider’s employer, in each case, as determined in accordance with rules established by the Committee and in compliance with Section 409A.

(r) “Dividend Equivalent” means an amount equal to cash dividends and distributions that are payable during the period beginning on the day after the Grant Date and ending on the Exercise Date in respect of the applicable Award.

(s) “Effective Date” means the date of adoption of this Plan by the Board.

(t) “Eligible Person” means any Employee and, in the case of Awards other than Incentive Stock Option Awards, (i) any Consultant who is specifically identified by the Committee and (ii) any Non-Employee Director.

(u) “Employee” means any Person who is employed by the Company.

(v) “Exchange Act” means, except as otherwise provided in Section 2(g), the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(w) “Exercise Date,” with respect to an Award, unless otherwise provided in the applicable Award Agreement, means (i) the date on which such Award is properly exercised, or on which an election to have such Award settled or to have payment or delivery made thereunder is properly made, by the Participant or (ii) for an Award that is not “exercisable”, the date on which payment or delivery under such Award becomes due pursuant to the terms thereof.

(x) “Exercise Price” or “Award Price,” with respect to an Award, means the exercise, base or purchase price (if any) in respect thereof.

(y) “Fair Market Value” of a share of Common Stock as of any date means:

(i) the closing sale price on such date or, if there are no trades on such date, the mean between the closing bid and asked prices on such date, as reported by the principal exchange or market on which the Common Stock is Publicly Traded (or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or another customary financial reporting service); or

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(ii) if the Common Stock is not Publicly Traded or, if it is Publicly Traded but the sales prices or bid and asked prices are not so reported, the fair market value as determined by the Committee in accordance with Section 409A.

(z) “Grant Date” means the date specified by the Committee on which a grant of an Award to a Participant shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

(aa) “Incentive Stock Option” means an option to purchase Shares granted pursuant to Section 6, which is intended to qualify and in fact qualifies as an incentive stock option under Sections 421 and 422 of the Code.

(bb) “Non-Employee Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not an Employee.

(cc) “Non-Qualified Stock Option” means an option to purchase Shares granted pursuant to Section 6, which is not an Incentive Stock Option.

(dd) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(ee) “Option Award” means an Award of an Incentive Stock Option or a Non-Qualified Stock Option.

(ff) “Participant” means any Eligible Person who holds an outstanding Award.

(gg) “Performance Goal” means, for a Performance Period, a performance goal established by the Committee for such Performance Period based on Performance Measures selected by the Committee.

(hh) “Performance Measures” means one or more performance criteria, which may be applied with respect to an individual Participant, the Corporation, any Subsidiary, the Company or any division, line of business or functional or business unit and which may be measured on an absolute, adjusted or relative basis, including: stock price; earnings or earnings per share; stockholder return; return on capital, investment or stockholders’ equity; cash flow or throughput; EBIT or EBITDA; return on assets employed; gross margin; operating profit; working capital; market share; net worth; inventory turnover; completion of significant projects or implementation of significant new processes; and achievement of strategic milestones. For Awards which are Section 162(m) Awards, “Performance Measures” means those that satisfy the requirements of and are adopted as required by Section 162(m). For Awards which are not Section 162(m) Awards, “Performance Measures” means those prescribed by the Committee.

(ii) “Performance Period” means a period established by the Committee at the time any Performance Share or Performance Unit Award is granted or at any time thereafter (for any Section 162(m) Award, within the period permitted under Section 162(m)) during which any Performance Measures with respect to such Award are to be achieved.

(jj) “Performance Share Award” means an Award granted pursuant to Section 10, representing the unfunded and unsecured right to receive Shares contingent upon the achievement of one or more Performance Measures.

(kk) “Performance Unit Award” means an Award granted pursuant to Section 10, representing the unfunded and unsecured right to receive one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Measures.

(ll) “Permitted Transferee”, with respect to a Participant, means a member (including by reason of adoption) of such Participant’s immediate family, which shall include the grandparents, parents, aunts, uncles, nieces, nephews, spouse, siblings, children and grandchildren and lineal descendants (“Family Members”) thereof, and any estate, trust, corporation, limited liability company or partnership, 90% of the voting ownership and beneficial interests in which are held by or for such persons and such other person as the Committee may authorize.

(mm) “Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(nn) “Phantom Stock Award” means an Award granted pursuant to Section 9, representing the unfunded and unsecured right to receive cash in an amount equal to the Fair Market Value of Shares.

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(oo) “Plan” means this American Liberty Petroleum Corp. 2015 Omnibus Equity Incentive Plan.

(pp) “Publicly Traded” means that the Common Stock is then listed or authorized for quotation on an established national or regional securities market such as the over-the-counter bulletin board or the OTC Market.

(qq) “Restricted Stock Award” means an Award granted pursuant to Section 8, representing the unfunded and unsecured right to receive a Share Plan.

(rr) “Restricted Stock Unit Award” means an Award granted pursuant to Section 9, representing the unfunded and unsecured right to receive one or more units, denominated in Shares.

(ss) “Section 162(m)” means Section 162(m) of the Code and the rules, regulations and official guidance issued thereunder.

(tt) “Section 162(m) Award” means any Award that is intended to qualify and in fact qualifies for the performance-based compensation exemption to the application of the $1 million deduction limit under Section 162(m).

(uu) “Section 409A” means Section 409A of the Code and the rules, regulations and official guidance issued thereunder.

(vv) “Share” means a share of Common Stock.

(ww) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(xx) “Separation from Service” means a “separation from service” within the meaning of Section 409A.

(yy) “Specified Employee” means an Employee treated as a “specified employee” as of his or her “Separation from Service” under Section 409A(a)(2)(B)(i) of the Code.

(zz) “Stock Appreciation Right Award” or “SAR Award” means an Award granted pursuant to Section 7, representing the unfunded and unsecured right to receive Shares with a Fair Market Value equal to the excess (if any) specified in Section 7.

(aaa) “Subsidiary” means a Person that is Controlled, directly or indirectly, by the Corporation; provided , however , that, with respect to Incentive Stock Options, the term “Subsidiary” shall include only a Person that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Corporation.

(bbb) “Substitute Award” means an Award granted pursuant to Section 3.2 solely in connection with the assumption of, or in substitution for, outstanding awards previously granted by a Person acquired by the Company or with which the Company merges or combines.

(ccc) “Transfer,” and correlative words, means, with respect to any Award, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Award or any interest therein.

3. Shares Subject to this Plan; Stockholder Approval

3.1 Number of Shares. Subject to Sections 3.2 and 3.3, the number of Shares that may be delivered under this Plan is 10,000,000 Shares. The Shares delivered under this Plan may consist of authorized but unissued Shares, treasury Shares or issued Shares that have been reacquired by the Company on the open market or otherwise. All Awards under this Plan, other than Dividend Equivalents, shall be expressed in reference to a number of Shares. The individual limits described in this Plan shall apply without regard to whether the Awards are to be settled by the issuance or transfer of Shares or in cash. Notwithstanding anything contained herein to the contrary, in no event shall the number of Shares subject to Awards granted to any one Participant during any one calendar year exceed the number of Shares that may be delivered under the Plan.

3.2 Calculation of Shares. To the extent that any Award is terminated, forfeited or cancelled or expires or is otherwise surrendered or returned to the Company, in each case prior to delivery of Shares thereunder, or is paid or settled in cash, the underlying Shares will no longer be charged against the number set forth in Section 3.1 (until they become subject to another Award) and may again be made subject to Awards under this Plan. For purposes of calculating the number of Shares used and available for use under this Plan, (i) only Shares underlying Awards that have been or, by their terms, may be settled by delivery of Shares shall be charged against such number, (ii) Awards in respect of which payment of cash is made in lieu of delivery of Shares shall be deemed to have been terminated prior to the delivery of Shares thereunder, (iii) Shares deliverable or delivered under Substitute Awards shall not be charged against such number and (iv) upon the payment of any Exercise Price or satisfaction of tax withholding obligations under this Plan in respect of an Award by the Transfer or relinquishment of Shares, only the number of Shares actually delivered by the Corporation, less the number of Shares so Transferred or relinquished, shall be charged against such number.

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3.3 Adjustments. If any reincorporation, recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other change in the capital stock of the Corporation shall occur or any acquisition, divestiture, asset sale, merger, consolidation, share exchange, spin-off, split-up or other business combination or corporate transaction or event (such as an unusual and material impairment, judgment, settlement, change in accounting principles, change in tax or other laws, rules or regulations, change in fiscal year, or gain or loss) involving the Corporation shall occur or any dividend or distribution (other than a cash dividend that is ordinary in nature and amount) shall be declared or made with respect to the Common Stock (each, a “Corporate Event”), the Committee shall, in the manner and to the extent that it deems appropriate and equitable, cause an adjustment to be made in: (i) the maximum number and kind of securities subject to this Plan; (ii) the number, kind and amount of securities, rights and cash subject to some or all then outstanding Awards and/or the Plan; (iii) the Exercise Price of some or all then outstanding Awards; and (iv) the other terms of this Plan and some or all then outstanding Awards (including, if the Common Stock is Publicly Traded, Performance Goals, Performance Periods and Performance Measures, to the extent permitted under Section 162(m)); provided , however , that, in the case of Incentive Stock Options and, if the Common Stock is Publicly Traded, Section 162(m) Awards, such adjustments shall be made in a manner consistent with the applicable requirements of Sections 424 and, if applicable, 162(m) of the Code; provided further , however , that, in the case of Options intended to not provide for the deferral of compensation within the meaning of Section 409A, such adjustment shall be made in a manner consistent with the applicable requirements of Section 409A. Such adjustment shall be conclusive and binding for all purposes. Immediately upon the grant of any Award, the number of Shares that may be issued or optioned under the Plan will be increased. The number of Shares of such increase shall be an amount such that immediately after such increase the total number of Shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding Shares. Such increase in the number of Shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

3.4 Notices. The Corporation shall use reasonable efforts to inform Participants of the record date, if any, for any Corporate Event sufficiently in advance to enable them to exercise vested Awards or, if otherwise permitted by the terms thereof then in effect, unvested Awards prior to such record date and of any adjustments pursuant to Section 3.3; provided , however , that neither the Company nor any director, officer, employee, agent, consultant or representative of the Company shall be liable for failure to do so and the failure to do so shall not affect the authorization, validity, enforceability or consummation of any Corporate Event.

3.5 Stockholder Approval.(a) For purposes of making Awards of Incentive Stock Options, this Plan must be approved by the stockholders in a manner intended to comply with Sections 422(b)(i) of the Code no later than the earlier of (i) 12 months following the Effective Date and (ii) the date an Award is first settled under the Plan.

(b) If the Common Stock is Publicly Traded, for purposes of making Awards that are intended to be Section 162(m) Awards, until such time as this Plan is approved by the stockholders in a manner intended to comply with Section 162(m), which approval may include an approval if the Common Stock is not Publicly Traded (“Initial Stockholder Approval”), any such Awards must be contingent on such stockholder approval and no such Awards may be settled prior to such stockholder approval. In addition, for purposes of making grants of Section 162(m) Awards following the expiration of the Initial Stockholder Approval, this Plan must be reapproved by the Corporation’s stockholders in accordance with the requirements of Section 162(m).

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3.6 Foreign Employees. In order to facilitate the grant of Awards under this Plan to Participants who are foreign nationals, or who are employed by the Company outside of the United States, the Committee may prescribe such special terms for Awards, approve such supplements or amendments to, or alternative versions of, this Plan, as it may consider necessary or appropriate to accommodate differences in local law, rule, regulation, tax policy or custom without thereby affecting the terms of this Plan for any other purpose; provided , however , that no such supplements, amendments or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been supplemented or amended to eliminate such inconsistency without further approval by the stockholders under rules of any securities market or exchange on which the Shares are then listed.

4. Administration of this Plan

4.1 Committee and Board. This Plan shall be administered by the Committee, which shall have all rights, powers and authorities necessary or appropriate in connection therewith. Neither the Company nor any member of the Committee or the Board shall be liable for any action, omission or determination made in good faith with respect to this Plan or any Award, including any failure of an Award to qualify as a Section 162(m) Award or an Incentive Stock Option Award or meet the requirements for exemption from or compliance with Section 409A. Except to the extent prohibited by applicable laws, rules or regulations, the Committee shall have the authority to delegate administration of this Plan, in whole or in part, to third party service providers and administrators as well as Employees. Without limiting the preceding sentence, the Committee shall have the authority to delegate to the CEO, or his designee, authority to (i) administer the Plan and (ii) designate Employees to participate in a pool of Awards, the terms and conditions of which (including the number of Shares subject to Awards within the pool) shall have been specified by the Committee. Except to the extent prohibited by applicable laws, rules or regulations, the Board shall have the right, power and authority to exercise any and all rights, powers and authorities of the Committee in respect of this Plan and any Award.

4.2 Discretionary Authority. Subject only to the express limitations of this Plan, the Committee shall have authority to determine the Eligible Persons to whom, and the time or times at which, Awards are granted, the type of Awards granted, the number of Shares subject to Awards, the Award Price (if any) of Awards, the time or times at which Awards vest and become exercisable or payable, the form in which Awards become payable, the term of Awards, the procedures for exercise and settlement of Awards and all other terms and conditions of Awards. Subject only to the express limitations of this Plan, the Committee shall have sole authority to interpret this Plan and each Award, to make all factual determinations under this Plan and each Award (including determinations as to the achievement of Performance Measures), to amend this Plan or any Award Agreement to correct any defect, error or omission or to reconcile any inconsistency herein or therein, and to make all other decisions necessary or advisable for administration of this Plan. The Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to this Plan and the administration thereof. The determinations of the Committee under this Plan need not be uniform and may be made selectively among Persons who receive, or are eligible to receive, Awards, whether or not such Persons are similarly situated. All interpretations, determinations, decisions and actions by the Committee may be made in the exercise of its sole discretion and shall be final and binding upon all parties.

4.3 Terms of Awards. The Committee shall establish the material terms and conditions of each Award at the time it grants such Award. Such terms and conditions may include payment of any Award Price in Shares, cash or a combination thereof (which form of payment may be either prescribed by the Committee or subject to the discretion of the Company or the Participant), Performance Measures, tandem or reload features, vesting schedules (and provisions regarding acceleration of vesting), registration provisions (including indemnification and contribution arrangements), provisions relating to withholding of taxes, Transferability provisions, forfeiture and clawback provisions, anti-dilution provisions and provisions relating to the effect of a Change in Control or Corporate Event, provisions relating to voting, dividends and distributions, and exercise provisions (including provisions relating to conditional exercises, net exercises and timing of payment of Award Prices). Each Award shall be evidenced by an Award Agreement between the Corporation and the applicable Participant that shall include such terms and conditions. An Award Agreement may, but need not be, executed or acknowledged by the applicable Participant.

4.4 Changes to Awards. Except as provided in Section 4.5 (and without otherwise limiting the authority granted hereunder to the Committee), the Committee shall have the authority, to effect, at any time and from time to time, upon the occurrence of a Change in Control or Corporate Event (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers or kinds of securities and having an Award Price which may be the same as or different than the Award Price of the Awards being cancelled, (ii) the cancellation of any or all outstanding Awards in exchange for payment to the applicable Participants of an amount equal to the value of the underlying Shares over the Award Prices of the Awards being cancelled and (iii) the amendment of the terms and conditions of any and all outstanding Awards; provided , however , that no such action shall adversely affect the rights or benefits of a Participant under any outstanding Award without the consent of such Participant. The Committee shall have authority to accelerate the vesting, exercisability or payment of any and all outstanding Awards at any time or on the occurrence of any event or circumstance.

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4.5 Section 162(m) Awards. If the Common Stock is Publicly Traded, the Committee may prescribe that an Award granted to a Participant is intended to constitute a Section 162(m) Award. To the extent applicable, any Award intended to constitute a Section 162(m) Award shall be conditioned on the achievement of one or more Performance Measures selected by the Committee. The Committee shall take such action as is required to ensure that Awards intended to constitute Section 162(m) Awards comply with Section 162(m). Notwithstanding anything contained herein to the contrary, Section 162(m) Awards shall be granted only by vote or consent of a committee or by unanimous vote or consent of the Board where at least two directors shall satisfy the requirements for an “outside director” under Section 162(m) and the grant of Section 162(m) Awards and establishment of Performance Measures shall be made during the times specified and in accordance with the terms of Section 162(m).

5. Eligibility and Awards

All Eligible Persons are eligible to be selected by the Committee to receive an Award under this Plan. Except as otherwise agreed by the Company, no Person shall have a right to receive an Award or, having received an Award in the past, have a right to again receive an Award. The Committee is expected to consult with the CEO before granting Awards, except in cases where the Committee determines that such consultation would be inappropriate; provided , however , the authorization, validity and enforceability of any Award shall not be adversely affected due to any failure to so consult. Where appropriate in order to give effect to this Section 5 or Section 4.1, references to the Committee shall also include the CEO.

6. Stock Option Awards

6.1 Grant of Option Awards. An Option Award may be granted to any Eligible Person selected by the Committee; provided, however , that, in addition to any other limitations required to comply with the applicable provisions of the Code, Incentive Stock Options shall be granted only to Employees. Unless otherwise designated by the Committee and complying with the applicable provisions of the Code, each Option shall be a Non-Qualified Stock Option.

6.2 Exercise Price. Except in the case of Substitute Awards, the Committee shall prescribe the exercise price per Share under each Option Award; provided , however , that the Exercise Price per Share under an Option Award shall not be less than the Fair Market Value per Share on the Grant Date.

6.3 Vesting; Term of Option Award. The Committee shall prescribe the number of Shares covered by an Option Award and the time or times at which, and the conditions upon which, each Option Award shall become vested and exercisable, if any. The Committee shall prescribe the term of each Option Award; provided , however , that no Option Award shall have a term that is longer than ten years after the applicable Grant Date.

6.4 Repricing. Notwithstanding anything contained herein to the contrary, the Committee shall not have authority, without stockholder approval, to (i) amend previously granted Option Awards to reduce the Exercise Price of such Option Awards or (ii) except pursuant to Section 3.3 or 14, cancel such Option Awards and grant replacement Awards with a lower Exercise Price than the Option Awards being cancelled.

6.5 Exercise of Option Award. Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, or as may be prescribed by the Corporation to comply with applicable securities and other laws, rules and regulations, an exercisable Option Award may be exercised in whole or in part at any time during the term thereof by delivery of written notice to the Corporation, together with payment of the exercise price applicable to the Shares underlying such Option Award, or the part thereof, exercised. Such exercise shall be complete upon the delivery of all of the following to the Secretary of the Corporation or his office:

(a) a written notice complying with the applicable rules established by the Board stating that the Award, or a portion thereof, is exercised. The notice shall be signed by the Participant or other Person then entitled to exercise the Award or such portion of the Award;

(b) if the Common Stock is not then Publicly Traded, such representations and documents as the Board deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, as amended, and any other federal or state securities laws or regulations. The Board may also take whatever additional actions at any time it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) if the Common Stock is not then Publicly Traded, a completed and signed Consent of Spouse in a form provided by or otherwise acceptable to the Corporation, in its sole discretion;

(d) if the Common Stock is not then Publicly Traded, completed and signed joinder to the Stockholder’s Agreement in a form provided by or otherwise acceptable to the Corporation, in its sole discretion;

(e) in the event that the Award shall be exercised by any Person or Persons other than the Participant, proof satisfactory to the Board of the authority of such Person or Persons to exercise the Award; and

(f) full cash payment to the Secretary of the Corporation for the Shares with respect to which the Award, or portion thereof, is exercised; provided , however , that the Committee may: (i) allow a delay in payment of up to thirty (30) days from the date of exercise; (ii) allow payment, in whole or in part, through the delivery of Shares already owned by the Participant, duly endorsed for Transfer to the Corporation with a Fair Market Value on the date of delivery equal to such exercise price; (iii) allow payment, in whole or in part, through the surrender of Shares then issuable upon exercise of such Award having a Fair Market Value on the date of exercise equal to such exercise price; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (v) if the Common Stock is then Publicly Traded, allow payment, in whole or in part, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares issuable upon such exercise and that the broker has been directed to pay a portion of the net proceeds of the sale to the Corporation sufficient to satisfy such exercise price; or (vi) allow payment through any combination thereof. In the case of a promissory note, the Committee may also prescribe the form of such note and the security, if any, to be given for such note. The Award may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

6.6 Additional Rules for Incentive Stock Options.

(a) No Incentive Stock Option shall be granted to a Participant to the extent that, as a result of such grant, the Fair Market Value (determined as of the proposed Grant Date) of the Shares with respect to which “incentive stock options” under Section 422 of the Code are exercisable for the first time in any calendar year under this Plan and any other plans of the Company would exceed the maximum amount permitted under Section 422(d) of the Code. This limitation shall be applied by taking “incentive stock options” under Section 422 of the Code into account in the order in which granted. Subject to Section 3.3, the maximum number of Shares that may be made subject to Incentive Stock Options granted to any one Participant during any one calendar year shall be 5,224,082 Shares.

(b) No Incentive Stock Option Award shall provide that such Incentive Stock Option may be exercised later than three months following termination of employment of the Participant with the Company, except to the extent permitted under special rules relating to death and disability in accordance with Section 422 of the Code.

(c) Notwithstanding anything contained herein to the contrary, the terms and conditions of an Incentive Stock Option Award may contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee so as to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code; provided , however , the authorization, validity and enforceability of any Incentive Stock Option Award shall not be adversely affected due to a failure to comply with Section 422 of the Code. Such terms and conditions, together with the terms of this Plan, shall be interpreted so as to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. Such terms and conditions shall include, if applicable, limitations on Incentive Stock Options granted to owners of ten percent or more of the Company. An Incentive Stock Option shall be treated as a Non-Qualified Stock Option to the extent that requirements applicable to “incentive stock options” under Section 422 of the Code shall not be satisfied, shall be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the applicable Participant only by such Participant.

(d) If Shares acquired by exercise of an Incentive Stock Option are disposed within two years following the Grant Date or one year following the delivery of such Shares to the applicable Participant upon exercise thereof, such Participant must be required to, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding such disposition as the Company may request.

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7. Stock Appreciation Rights Awards

7.1 Grant of SAR Awards. An SAR Award may be granted to any Eligible Person selected by the Committee.

7.2 Base Price. The Committee shall prescribe the base price under each SAR Award; provided , however , that the base price per Share under a SAR Award shall not be less than the Fair Market Value of a Share on the Grant Date.

7.3 Vesting; Term of SAR Award. The Committee shall prescribe the number of Shares covered by SAR Award and the time or times at which, and the conditions upon which, each SAR Award shall become vested and exercisable, if any. The Committee shall prescribe the term of each SAR Award; provided , however , that no SAR Award shall have a term that is longer than ten years after the applicable Grant Date.

7.4 Exercise of SAR Award. Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, or set forth in this Plan or as may be prescribed by the Corporation to comply with applicable securities and other laws, rules and regulations, an SAR Award may be exercised in whole or in part at any time during the term thereof by delivery of written notice to the Corporation. Upon exercise of an SAR Award in whole or in part, the Participant shall be entitled to receive such number of Shares that have a Fair Market Value equal to the excess, if any, of (i) the Fair Market Value of the Shares underlying such SAR Award or the part thereof exercised as of the date of exercise over (ii) the base price applicable to such Shares.

7.5 Freestanding Awards. Notwithstanding anything contained herein to the contrary, no SAR Award shall be awarded in tandem with an Option Award.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee.

8.2 Purchase Price. A Restricted Stock Award may provide for an award of Shares without requiring payment of any purchase price, or may require the Participant to pay a specified purchase price, for the Shares underlying such Restricted Stock Award. The Committee shall prescribe any such purchase price under any Restricted Stock Award.

8.3 Vesting. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Award shall become vested, if any.

8.4 Restrictions. The Shares underlying a Restricted Stock Award may be immediately Transferable or subject to restrictions on Transfer. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Award shall become Transferable. The Committee shall prescribe the term for satisfying any conditions to vesting or Transferability of any Restricted Stock Award; provided , however , that such term shall not be longer than seven years after the Grant Date. The Committee may prescribe that the certificates representing the Shares underlying a Restricted Stock Award shall remain in the physical custody of the Company or an agent designated by the Company until all such restrictions and conditions have been satisfied on or are waived, terminated or expired. Unless otherwise prescribed by the Committee failure to satisfy any such conditions shall result in the forfeiture (and return to the Corporation) by the Participant of the Shares underlying the applicable Restricted Stock Award and the return by the Company to the Participant of any purchase price paid by the Participant in respect thereof.

8.5 Rights as Stockholder. Subject to this Section 8 and unless otherwise prescribed by the Committee or as may be prescribed by the Corporation to comply with applicable securities and other laws, rules and regulations, the Participant will have all rights of a stockholder with respect to the Shares underlying a Restricted Stock Award, including the right to vote such Shares and, subject to such requirements as the Committee may prescribe (including requirements as to vesting, Transferability, custody and forfeiture consistent with those applicable to the underlying Shares), to receive all dividends and other distributions paid with respect to such Shares, at the same time and form as other stockholders of the Corporation receive such dividends or distributions or such other time and form as may be prescribed by the Committee.

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8.6 Section 83(b) Election. The Committee may prescribe that a Restricted Stock Award is conditioned upon the applicable Participant refraining from making an election with respect to such Restricted Stock Award under Section 83(b) of the Code. Irrespective of whether a Restricted Stock Award is so conditioned, the applicable Award Agreement shall specify that, if the applicable Participant makes an election pursuant to Section 83(b) of the Code with respect to such Restricted Stock Award, such Participant shall be required to promptly file a copy of such election with the Corporation.

9. Restricted Stock Unit Awards and Phantom Stock Awards

9.1 Grant of Restricted Stock Unit Awards and Phantom Stock Award. A Restricted Stock Unit Award or a Phantom Stock Award may be granted to any Eligible Person selected by the Committee.

9.2 Vesting. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Unit Award and Phantom Stock Award shall become vested, if any. The Committee shall prescribe the term for satisfying any such requirements; provided , however , that such term shall not be longer than ten years after the applicable Grant Date.

9.3 Benefit Upon Vesting. Unless otherwise prescribed by the Committee upon vesting of a Restricted Stock Unit Award and Phantom Stock Award, the applicable Participant shall be entitled to receive Shares (with respect to Restricted Stock Unit Awards) or cash (with respect to Phantom Stock Awards) in an amount equal to the Fair Market Value of the Shares underlying such Phantom Stock Award on such date.

9.4 Dividends. The Compensation Committee may, in its sole discretion, prescribe that a Participant holding a Restricted Stock Unit Award or Phantom Stock Award shall have the right to receive, subject to satisfying a vesting requirement, with respect to each Share underlying such Restricted Stock Unit Award or Phantom Stock Award, payments of amounts equal to any and all dividends and distributions paid to stockholders during the term of such an Award.

10. Performance Share Awards and Performance Unit Awards

10.1 Grant of Performance Share Awards and Performance Unit Awards. Performance Share Awards and Performance Unit Awards may be granted to any Eligible Person selected by the Committee. Performance Share Awards and Performance Unit Awards shall be based on the achievement, over a specified period, of Performance Measures as prescribed by the Committee. Performance Share Awards and Performance Unit Awards may be paid in Shares, cash or a combination thereof as prescribed by the Committee.

10.2 Designation as Qualified Performance-Based Compensation.(a) The Committee may specify which Performance Share Awards and Performance Unit Awards granted to an Employee are intended to be considered “qualified performance-based compensation” under Section 162(m), such that it would be a Section 162(m) Award. To the extent that any such Awards are intended to be a Section 162(m) Award, no such Award may be made as an alternative to another Award that is not designated as “qualified performance-based compensation” but instead must be separate and apart from all other Awards. Notwithstanding anything in this Plan to the contrary, the Committee’s obligations under Sections 10.2 through 10.4 cannot be delegated.

(b) When Performance Share Awards or Performance Unit Awards intended to be considered “qualified performance-based compensation” are granted, the Committee shall establish (i) the objective Performance Goals that must be met, (ii) the Performance Period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met and (iv) any other conditions that the Committee deems appropriate and consistent with this Plan and the requirements of Section 162(m) for “qualified performance-based compensation.” The Committee shall establish the Performance Goals either before the beginning of the Performance Period or during a period ending no later than the earlier of (A) 90 days after the beginning of the Performance Period or (B) the date on which 25% of the Performance Period has been completed or such other date as may be required or permitted under Section 162(m). The Committee may, at any time during the first 90 days of the Performance Period (or, if shorter, the first 25% of the Performance Period, as allowed under Section 162(m)), to adjust or modify the calculation of a Performance Goal. Performance Goals must be established in a written form within the time prescribed by Section 162(m). The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the Performance Goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. Except as provided in this Section 10.2(b), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of Performance Goals.

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(c) The Committee shall certify and announce the results for the Performance Period to all relevant Participants. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the terms of each Award Agreement.

(d) The Committee may provide that Awards shall be settled, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control or under other circumstances consistent with Section 162(m) and Section 409A.

10.3 Payment of Award. Unless the Committee prescribes otherwise, Performance Share Awards and Performance Unit Awards will be payable in a lump sum prior to the 15th day of the third month of the year immediately following the year in which the close of the Performance Period occurs in accordance with the applicable short-term deferral exception provisions of Section 409A or, in accordance with procedures established by the Committee and the applicable provisions of Section 409A, on a deferred basis.

11. Substitute Awards, Dividend Equivalents and Other Awards

Substitute Awards, Dividend Equivalents and Awards other than Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock, Performance Share and Performance Unit Awards may be granted to any Eligible Person selected by the Committee. Such other Awards may be granted alone or in addition to any other Awards granted under this Plan and may be paid in Shares or cash as the Committee shall determine. The terms and conditions of such Awards shall be prescribed by the Committee.

12. Requirements for Issuance of Shares

12.1 Stock Certificate. Shares issued hereunder may be evidenced in such manner as the Corporation shall deem appropriate, including book entry registration or issuance of a stock certificate or certificates.

12.2 Securities Laws. Notwithstanding anything contained in this Plan to the contrary, no Shares shall be issued or Transferred in connection with any Award unless and until all requirements under securities and other laws, rules and regulations and under the rules of any securities exchange or market on which the Common Stock is then listed shall have been complied with. The Committee shall have the right to condition any Award on the Participant’s undertaking to comply with such restrictions on his or her subsequent disposition of the Shares covered thereby as the Committee shall deem necessary or advisable.

12.3 Legends. Certificates and book entries representing Shares issued or Transferred under this Plan may be subject to such stop-transfer orders and other restrictions, and bear such other legends, as the Corporation may deem necessary or appropriate.

12.4 Registration. If the Common Stock is Publicly Traded, the Corporation shall use commercially reasonable efforts to file, at its expense, a registration statement or statements on Form S-8 (or any applicable successor Form) to register the sale, issuance, transfer or resale of the Shares subject to this Plan under the Securities Act, at such time or times as the Corporation may deem necessary or appropriate. Any issuance, transfer or resale of Shares pursuant to such registration statement or statements shall be subject to (i) the continued effectiveness or use, at the Corporation’s discretion, of such registration statement or statements and (ii) any blackout, insider trading, short-swing profits, holdback or other trading restrictions which the Corporation may impose or to which the Participant may be subject, by law, under the Corporation’s policies or otherwise. For so long as the Shares subject to this Plan are not registered for issuance by the Corporation, the Corporation shall be under no obligation to issue or deliver any Shares pursuant to an Award unless such Shares may be issued and delivered without such registration pursuant to an available exemption therefrom, the terms and conditions of such exemption shall have been fully complied with and the Corporation elects to rely thereon (which it shall be under no obligation to do).

12.5 No Company Liability. The Corporation shall have no liability to a Participant if the Fair Market Value of Shares decreases between the date on which the Participant first attempts to exercise an Award in respect thereof and the date on which the Corporation issues or delivers such Shares. In addition, the Corporation shall have no liability in respect of any Award that expires prior to exercise or settlement, or that is cancelled or otherwise forfeited, pursuant to the terms of this Plan or the applicable Award Agreement.

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12.6 Indemnification. Any Participant for whom the resale of Shares is included in a registration statement or statements will indemnify the Corporation, each of its directors and officers and each Person who Controls the Corporation (other than such Participant) against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or statements, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, each of its directors and officers and each Person Controlling the Corporation (other than such Participant) for all legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged statement) or omission (or alleged omission) is made in such registration statement or statements in reliance upon and in conformity with written information furnished to the Corporation by such Participant with respect to such Participant; provided , however , that the liability of any such Participant under this Section 12.4 shall be limited to the amount of proceeds received by such Participant in the resale giving rise to such liability.

13. Delivery of Cash and Shares and Restrictions on Transfer of Shares

13.1 Delivery of Shares. Except as may otherwise be determined by the Corporation:

(a) the Shares will be evidenced by (i) a physical certificate retained by the Secretary of the Corporation or such escrow agent as the Corporation may appoint until the Shares have vested and any note with respect to such Shares has been paid, as applicable, or (ii) will be delivered to the Participant in book entry form by causing the Shares to be credited to the Participant’s account at such brokerage firm as may be designated from time to time by the Corporation to assist in the administration of the Plan (the “ Broker ”);

(b) when Shares are delivered in book-entry form, such delivery as well as all subsequent Transfers and other matters relating to the Shares will be subject, in addition to all other provisions hereof, to the rules and requirements imposed by the Broker and such administrative rules and requirements as may be imposed by the Corporation.

Prior to vesting and payment of any applicable loans, the Shares will be subject to stop transfer instructions given by the Corporation to the Broker and the transfer agent for the Shares. Upon vesting of any Shares, such stop transfer instructions will be terminated (except to the extent that any Shares may be subject to loans or sold to satisfy applicable withholding requirements). Upon forfeiture of any Shares, the Broker and such transfer agent will be instructed to debit such Shares from such account and return them to the Corporation. Each physical certificate and each book entry, in each case relating to Shares may include such restrictive legends in such forms as the Corporation may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Plan or the applicable Award Agreement, as applicable, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

13.2 Delivery of Cash. All cash payments in satisfaction of an Award (other than Dividend Equivalents) shall equal the Fair Market Value of the Shares to which the cash payment relates, determined as of the Exercise Date, and such payment shall be made within 3 business days after the Exercise Date.

13.3 Representation Regarding Acquisition of Restricted Shares. Unless and until a Form S-8 or Form S-3 has been filed with respect to the Shares, each Participant will be required to make representations regarding Shares acquired pursuant to an Award, which representations shall be set forth in the applicable Award Agreement or exercise notice and may include, without limitation, the following representations:

(a) the Participant understands, represents and agrees that the acquisition of the Shares has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; that he has access to all material information and is knowledgeable about the Company, its business, opportunities, risks and uncertainties, and the material facts and circumstances relating to any investment therein; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by the Participant or his purchaser representative, counsel, accountant or business advisor;

(b) the Participant represents, warrants and confirms that he (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

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(c) the Participant represents, warrants and confirms that the Shares were or will be acquired in good faith solely for his own account for investment purposes only and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(d) the Participant represents, warrants and confirms that he has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any Person to sell, Transfer or pledge to any Person any of the Shares or any part thereof and has no present plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

(e) the Participant represents, warrants and confirms that he understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Shares have not been registered under the Securities Act, or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered or an exemption from such registration is available;

(f) the Participant represents, warrants and confirms that he understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares and that the Corporation is relying on the truth and accuracy of the representations and warranties and confirmations made by the Participant in offering the Shares to him without having first registered the Shares under the Securities Act and any applicable state securities laws;

(g) the Participant represents, warrants and confirms that he consents to the placement of a restrictive legend or legends on any certificate evidencing the Shares, which legend or legends may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING THE SECURITIES REPRESENTED HEREBY, THE STOCKHOLDER REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE STOCKHOLDER AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

AND/OR

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE”; and

(h) the Participant represents, warrants and confirms that he (i) is or is not an “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Exchange Act and (iii) is not and will not be acquiring the Shares as a result of any general solicitation or general advertisement.

13.4 Market Stand-Off Agreement. In the event of a public offering of the Corporation’s securities and upon request of the Corporation or the underwriters managing any underwritten offering of the Corporation’s securities, the Participant shall agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration), without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Corporation or such managing underwriters.

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13.5 Right of First Refusal.

(a) Subject to Section 13.9, if the Participant would like to transfer any Shares that have vested and are not subject to a note, the Participant shall give a written notice (a “Transfer Notice”) to the Corporation describing the proposed transfer, including: (i) the number of Shares to be transferred in such transfer (“Offered Shares”); (ii) the identity of the prospective transferee(s); and (iii) the consideration and other material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide offer from the prospective transferee(s) and in good faith reasonably believes a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposals, term sheets, letters of intent or other agreements relating to the proposed transfer.

(b) The Corporation shall have the right (but not the obligation) to purchase all or any part of the Offered Shares on the terms of the proposal described in the Transfer Notice (a “Right of First Refusal”) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date on which the Transfer Notice is received by the Corporation. If the Corporation provides such notice to the Participant, then the closing of the Corporation’s purchase of the Offered Shares with respect to which it elects to exercise its Right of First Refusal shall occur no later than ninety (90) days after the Corporation’s receipt of the Transfer Notice. To the extent that the Corporation does not fully exercise its Right of First Refusal to purchase some or all of the Offered Shares within the applicable time period, the Participant may, not later than one hundred (100) days following receipt of the Transfer Notice by the Corporation, transfer the Offered Shares to the proposed transferee on the terms and conditions described in the Transfer Notice, subject to the transferee executing and delivering an agreement with the Company granting the Company a Right of First Refusal and a Call Right (as defined in this Section 13) with respect to such Shares on terms and conditions the same, in all material respects, as those set forth in this Section 13. Any proposed transfer of the Offered Shares occurring after such one hundred (100) day time period or on terms and conditions different from those described in the Transfer Notice shall again be subject to the Right of First Refusal and require compliance with the procedure described above. The Corporation may, at its option, pay the purchase price for Shares purchased in exercise of its Right of First Refusal in three (3) or fewer annual installments, the first of which shall be paid upon the closing of the purchase. Interest shall accrue on the installments at the federal short-term interest rate in effect on the first day of the month of exercise of the Right of First Refusal, to be recalculated on the first day of each month thereafter until all payments due are made.

13.6 Corporation Repurchase Right.

(a) Subject to Section 13.9 upon the termination of the Participant’s employment with the Company, the Corporation shall have the right, but not the obligation, until the first anniversary of the termination of the Participant’s employment to repurchase some or all of the Shares from the Participant, or the Participant’s successor in interest, if applicable, in one or more transactions (the “Call Right(s)”).

(b) When exercising a Call Right following a termination of the Participant’s employment by the Company or any Subsidiary for Cause or by the Participant other than due to Retirement, the Corporation shall pay, per Share purchased pursuant to the Call Right, the lesser of (i) the price paid by the Participant for such Share or (ii) the Specified Value (as defined below). When exercising a Call Right following a termination of the Participant’s death, Disability or Retirement or by the Company without Cause, the Corporation shall pay, per Share purchased pursuant to the Call Right, the Specified Value. For purposes of this Section 13, “Specified Value” shall mean [two times the trailing twelve months’ revenue of the Company determined as of the date of termination of the Participant’s employment or the date of the exercise of the Call Right, whichever is less]. Notwithstanding the foregoing, the Corporation may, at its option, pay the amount, if any, that it shall be obligated to pay under this Section 13.6(b) in three (3) or fewer annual installments, the first of which shall be paid upon the closing of the purchase. Interest shall accrue on the installments at the federal short-term interest rate in effect on the first day of the month of exercise of the Call Right, to be recalculated on the first day of each month thereafter until all payments due are made.

(c) Notwithstanding Section 13.6(a) to the contrary, the Corporation shall not be obligated to repurchase any of the Shares from the Participant, or from the estate of the Participant, and may defer such repurchase, if there exists and is continuing a default or an event of default on the part of the Corporation or under any guarantee or other agreement under which the Corporation or any of its subsidiaries has borrowed money or if such repurchase would constitute a breach of, or result in a default or an event of default on the part of the Corporation or any of its Subsidiaries under, any such guarantee or agreement, or if the repurchase would not be permitted under any applicable laws. If the Corporation is unable to purchase Shares generally in accordance with the preceding sentence, the Corporation shall pay the Participant for such Shares as soon as possible, with interest at the federal short-term interest rate in effect on the first day of the month of exercise of the Call Right, to be recalculated on the first day of each month thereafter until all payments due are made.

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(d) The Corporation may exercise its Call Right(s) under this Section 13.6 by giving written notice thereof to the Participant (or his successor in interest, if applicable). Upon delivery (or promptly following delivery) of such notice(s) of exercise of a Call Right, the Corporation shall deliver to the Participant (or his successor in interest, if applicable) a calculation of the purchase price therefor determined in accordance with Section 13.6(b). The consummation of the repurchase, to the extent such repurchase would require the delivery of payment to the Participant, shall take place at the principal offices of the Corporation on the tenth (10th ) business day following the delivery of the calculation of the purchase price (or at such other time and/or place as the Corporation and the Participant (or such successor in interest) shall agree).

13.7 Assignment of Rights.

(a) The Corporation may assign its Right of First Refusal under Section 13.5 and/or its Call Right under 13.6 in whole or in part, to: (i) any affiliate; or (ii) upon written consent of the Board, any other person that the Board determines has a sufficient relationship with or interest in the Corporation. The Corporation shall give reasonable written notice to the Participant of any such assignment.

(b) The restrictions of this Section 13 apply to the Participant and any person to whom Shares are sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Shares. For purposes of Section 13, the term “Participant” shall include any person purchasing the Shares in accordance with Section 13.

13.8 Conflict with Agreements. The provisions of this Section 13 are intended to be in addition to, and not in conflict with the rights and restrictions in any Award Agreement and the Corporation’s Stockholder’s Agreement. To the extent there is a conflict between the terms of this Section 13 and any of the rights or restrictions in an Award Agreement, the terms of this Section 13 shall prevail, notwithstanding any other provisions of such Award Agreement.

13.9 Exchange Listed Stock. If the Common Stock becomes listed on a national stock exchange, the transfer restrictions and rights set forth in Sections 13.5 through 13.7 shall terminate as of the first date that the Common Stock is so listed.

13.10 Violation of Law. No Award may be exercised at a time when the exercise thereof or the issuance of Shares thereunder would constitute a violation of any law, rule or regulation or any rule of any securities market or exchange on which the Common Stock is then listed.

14. Change in Control

14.1 In addition to the adjustments required or permitted under Section 3.3, the Committee may prescribe additional provisions relating to the effect of a Change in Control or a Corporate Event on an Award. Such provisions need not be in an Award Agreement, and will not require the consent of a Participant and may include: (i) acceleration of the vesting and exercisability of any Award; (ii) extension of time periods for satisfying vesting or Transferability conditions with respect to, or exercising or realizing payments, rights, benefits or gains from, any Award; (iii) elimination or modification of conditions related to vesting, Transferability or exercisability of or payments, rights, benefits or gains under, any Award; (iv) provision for the settlement of any Award with an equivalent value in other securities, cash or properties; (v) requirement that outstanding Awards that are “in-the-money” be settled in cash in an amount equal to the amount by which they are “in-the-money”, as determined by the Committee; (vi) requirement that Participants surrender their outstanding Awards that are “in-the-money” in exchange for a settlement immediately following the Change in Control, as determined by the Committee; (vii) cancellation of any or all Awards that are not “in the money” without consideration; and (viii) cancellation or forfeiture of any Awards that are not vested as of the date of the Change in Control without consideration. Such surrender, settlement and cancellation shall take place as of the date of the Change in Control or such other date as the Committee may specify. For purposes of this Section 14, an Award being “in the money” means that the excess of the Fair Market Value as of the date of the Change in Control over the Award Price is a positive value.

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14.2 The Committee shall provide in an Award Agreement whether an Award that is subject to Section 409A is payable upon a Change in Control. If an Award that is subject to Section 409A provides for vesting upon a Change in Control that is not permissible payment event, then such Award Agreement shall state the event upon which such Award may be payable.

15. Miscellaneous Award Provisions

15.1 Conflicts. In the event of a conflict between the terms of this Plan and any Award Agreement, the terms of this Plan shall prevail.

15.2 Forfeiture Events. Unless otherwise provided in an Award Agreement, a Participant’s rights, payments, gains and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture and recoupment upon the occurrence of specified events, in addition to any otherwise applicable continued employment or performance conditions as prescribed by the Committee. Such events include termination of employment for Cause, violation of material policies, breach of noncompetition, confidentiality or other restrictive covenants, engagement in Detrimental Conduct and any other events determined by the Committee that may be set forth in an Award Agreement.

15.3 Section 409A. Notwithstanding anything contained herein to the contrary, the terms of the Plan are intended to, and shall be interpreted and applied so as to, comply in all respects with Section 409A. The Committee may amend the terms of any Award, in order to cure any potential defects under Section 409A, in a manner deemed appropriate by the Committee, without the consent of the Participant. It is the intention of the Corporation that no Award be subject to the additional tax imposed by Section 409A(b)(5)(i) of the Code. Without limiting the generality of the foregoing, it is intended that (i) all Options granted under this Plan will be exempt from Section 409A and (ii) all other Award may be granted hereunder either (a) in a manner such that the Award will not provide for a deferral of compensation subject to Section 409A or (b) in a manner such that the Award will be subject to Section 409A. If an Award is intended to be so subject to Section 409A, then the Award shall be settled and paid in a single lump sum (I) as of a specified date, (II) upon the Participant’s Separation from Service, or (III) the earlier of such dates, as specified by the Committee at the time of grant and shall otherwise be granted, administered, settled and paid in accordance with Section 409A; provided , however , that no such settlement or payment shall be made to a Specified Employee upon a Separation from Service before the date which is 6 months after the date of the Specified Employee’s Separation from Service (or, if earlier, the date of death of the Specified Employee); provided, further, that Performance Share Awards and Performance Unit Awards may be paid upon a Change in Control that is a permissible payment event under Section 409A. Nothing in this Section 15.3 shall be construed as an admission that any of the compensation and or benefits payable under this Plan constitutes “deferred compensation” subject to Section 409A.

16. General Provisions

16.1 No Transfer of Awards; Plan Binding; Beneficiaries. Unless otherwise prescribed by the Committee, Awards shall not be Transferable, except by will or by the laws of descent and distribution, and, during the lifetime of a Participant, Awards shall be exercised only by the Participant or by his guardian or legal representative. Subject to the other provisions hereof, Awards other than Incentive Stock Options Awards may be Transferred to a Permitted Transferee, but shall not be Transferable for value. This Plan shall be binding upon the Corporation and its successors and the Participants and their permitted successors in interest. Each Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to take any action, make any election and receive any rights, payments, benefits or gains under an applicable Award following such Participant’s death.

16.2 Deferrals of Payment. Notwithstanding anything contained herein to the contrary, the Committee may permit a Participant to defer the receipt of payment or delivery of cash, securities, rights or other property that would otherwise be due to such Participant by virtue of the exercise of or the satisfaction of vesting or other conditions or restrictions with respect to an Award. If any such deferral is to be permitted, the Committee shall establish the rules and procedures relating to such deferral, including the period of time in advance of payment or delivery when an election to defer is required to be made, the time period of the deferral, the events that would result in payment or delivery of the deferred amount, the interest or other earnings attributable to the deferred amount and the method of funding (if any) attributable to the deferred amount. Any deferrals made pursuant to this Section 16.2 shall be made in a manner and subject to terms and conditions so as to comply with Section 409A.

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16.3 Rights as Stockholder. Except as otherwise provided in this Plan, no Participant shall have any rights (including rights with respect to voting, dividends or distributions) with respect to any securities underlying an Award until the date such securities are delivered to the Participant.

16.4 Employment or Service. Nothing in this Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant the right to continue in any capacity in which he is employed by, or otherwise serves, the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate his or her employment or other service at any time.

16.5 Other Compensation and Benefit Plans. The adoption of this Plan shall not affect any other stock incentive or other compensation plans of the Company and shall not preclude the Company from establishing any other forms of stock incentive or other compensation for Employees, Non-Employee Directors or other Persons. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other benefits of such Participant are determined, including benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan. The Plan shall not entitle Participants to any future compensation. The Plan is not an element of the Employees’ base salary or base compensation and shall not be considered as part of such in the event of severance, redundancy, or resignation. The Company has no obligation to offer incentive plans to Participants in the future, and the Plan shall be effective only for the time period specified in the Plan and shall not be deemed to renew year over year and there is not obligation for uniformity of treatment of Employees or Participants under the Plan. Specifically, the Company assumes no obligation to the Participant under this Plan with respect to any doctrine or principle of acquired rights or similar concept.

16.6 Tax Withholding. The Participant or successor in interest shall be responsible for payment of all taxes and other charges required by law to be withheld from an Award or securities, cash or other property paid or delivered in settlement of an Award. Payment shall be made: (i) in cash or by check; (ii) at the discretion of the Committee, in Shares, valued at the Fair Market Value of such Shares on the applicable date; (iii) by deduction from the settlement of the applicable Award; (iv) at the discretion of the Committee, by a combination of the methods described above; or (v) by such other method as may be approved by the Committee. The Company is hereby authorized to, at its election, (i) require that the Participant or successor in interest make a payment to the Company, (ii) deduct from other compensation, including wages, to be paid by the Company or (iii) withhold from any Shares or cash or other property deliverable under this Plan in settlement of an Award, in each case, the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards.

16.7 Unfunded Plan. This Plan shall be unfunded. Neither the Company nor any other Person shall be required to establish any special or separate fund or to make any other segregation of assets to assure the settlement of any Awards. Nothing contained in this Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Person and any Participant (or any of his successors in interest). No Participant or other Person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Person. To the extent that any Person acquires a right to receive settlement from the Corporation hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Neither the adoption of this Plan nor the setting aside of securities, cash or other property by the Company with which to discharge its obligations hereunder shall be deemed to create a trust or other funded arrangement. The Company shall have the right to implement or set aside securities, cash or other property in a grantor trust, subject to the claims of the Company’s creditors, to discharge its obligations under this Plan.

16.8 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Whenever used herein, the word “including” shall be deemed to be followed by the phrase “without limitation.” Headings of Sections hereof are inserted for convenience of reference and constitute no part of this Plan.

16.9 Severability. If any provision of this Plan or any Award is or becomes, or is deemed by the Committee to be, invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or such Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of this Plan and such Award shall remain in full force and effect.

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16.10 GOVERNING LAW. THE VALIDITY AND CONSTRUCTION OF THIS PLAN AND OF THE AWARD AGREEMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

16.11 Fractional Shares. No fractional Shares shall be delivered pursuant to this Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or delivered in lieu of any fractional Shares or whether any fractional Shares or rights thereto shall be canceled or otherwise eliminated.

16.12 Assignment and Successor. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Corporation shall take all such actions as may be necessary so the Plan and any Award Agreement entered into hereunder is binding on its successors.

16.13 Compliance with Law.

(a) Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Committee may amend, supplement or cancel any Award to the extent necessary to comply with applicable law, rule or regulation.

(b) With respect to Participants subject to Section 16 of the Exchange Act (“Members”) transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Members that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Member in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Members is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Members, to the extent permitted by law and deemed advisable by the Committee.

16.14 Leave. If approved by the Committee, an Employee’s absence or leave because of military or governmental service, disability or other reason shall not be considered an interruption of employment for any purpose under the Plan; provided, however, that, to the extent that an Award under this Plan is subject to Section 409A, such absence or leave shall be considered a Separation from Service to the extent so provided by Section 409A.

17. Effective Date, Termination and Amendment

17.1 Effective Date. This Plan shall become effective on the date of approval of this Plan by the Board.

17.2 Termination. The authority to grant new Awards under this Plan shall terminate on the date immediately preceding the tenth anniversary of the Effective Date. The Board may, at any earlier date, terminate this Plan. No termination of this Plan shall adversely affect any Award theretofore granted, without the consent of the applicable Participant (or his permitted successor in interest).

17.3 Amendment. The Board may, at any time and from time to time and in any respect, amend or supplement this Plan. The Board may seek the approval of any amendment or supplement by the stockholders to the extent that it deems necessary or advisable, in its sole discretion, for purposes of compliance with the Code, the listing requirements of any securities exchange or market or any other purpose. No amendment or supplement of this Plan shall adversely affect any Award theretofore granted without the consent of the applicable Participant (or his permitted successor in interest), unless such right has been reserved in this Plan or such amendment or supplement is required to comply with applicable law, rule or regulation. The authority of the Committee to take any action (other than grant new Awards) hereunder shall continue after the authority for grant of new Awards hereunder has been exhausted or terminated (and, for these purposes, new Awards do not include actions taken under Section 3.3 or Substitute Awards).

This Plan was adopted by the Board and approved by the shareholders of the Corporation on December 29, 2014.